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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

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     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


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       Date of Report (Date of earliest event reported): November 10, 2000


                        SPANISH BROADCASTING SYSTEM, INC.
             (Exact name of registrant as specified in its charter)


      DELAWARE                     000-27823                     13-3827791
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(State or other jurisdiction      (Commission                 (IRS Employer
     of incorporation)            File Number)              Identification No.)



  3191 CORAL WAY, MIAMI, FLORIDA                                    33145
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   (Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code:             (305) 441-6901

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         (Former name or former address, if changed since last report.)


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Item 1.    Changes in Control of the Company.

           Not applicable.

Item 2.    Acquisition or Disposition of Assets.

       On May 8, 2000, Spanish Broadcasting System, Inc. ("SBS"), entered into a stock purchase agreement, by and among Rodriguez Communications, Inc. ("RCI"), each of the stockholders of RCI identified on Annex I thereto, and SBS, to purchase all of the outstanding capital stock of RCI; and an Asset Purchase Agreement, by and between New World Broadcasters Corp. ("New World") and SBS, to purchase radio station KTCY-FM in Texas (the "KTCY"). RCI owned and operated three radio stations in California: KFOX-FM, KREA-FM and KXJO-FM, and one radio station in Texas: KSAH-AM.
       On November 10, 2000, SBS completed the purchase of KTCY and all of the outstanding capital stock of RCI; in consideration for which SBS paid to RCI, the shareholders of RCI and New World, total consideration of $165.2 million, consisting of $43.5 million of SBS's Class A common stock and $121.7 million in cash.
       The consideration paid on the sale was determined through arms-length negotiations between SBS, RCI, the shareholders of RCI and New World Communications. SBS financed the purchase of RCI and KTCY with previously unissued shares of its Class A common stock, cash on hand and borrowings under its Credit Agreement, among SBS, the several banks and other financial institutions or entities from time to time party to the Credit Agreement and Lehman Commercial Paper, Inc., as administrative agent, dated as of July 6, 2000.

Item 3.    Bankruptcy or Receivership.

           Not Applicable.

Item 4.    Changes in Company's Certifying Accountant.

           Not Applicable.

Item 5.    Other Events.

           Not Applicable.

Item 6.    Resignation of Company's Directors.

           Not Applicable.




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Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

     a.    Financial Statements

           The financial statements of RCI and KTCY shall be filed as an amendment to this initial report on Form 8-K within 60 days of the filing of this initial report.


     b.    Pro Forma Financial Information

           The pro forma financial information relating to SBS's purchase of RCI and KTCY shall be filed as an amendment to this initial report on Form 8-K within 60 days of the filing of this report.

     c.    Exhibits

           1. Stock Purchase Agreement, dated as of May 8, 2000, by and among Rodriguez Communications, Inc., each of the stockholders of RCI identified on Annex I thereto, and Spanish Broadcasting System, Inc. (Incorporated by reference to Exhibit 10.1 to the Company's Amended Quarterly Report, Amendment No. 1 to Form 10-Q/A, filed on August 11, 2000)

           2. Asset Purchase Agreement, dated as of May 8, 2000, by and between New World Broadcasters Corp. and Spanish Broadcasting System, Inc. (Incorporated by reference to
                    Exhibit 10.2 to the Company's Amended Quarterly Report, Amendment No. 1 to Form 10-Q/A, filed on August 11, 2000)

Item 8. Change in Fiscal Year.
               Not Applicable.

Item 9. Sales of Equity Securities Pursuant to Regulation S.
               Not Applicable.



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                                   SIGNATURES

       Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  SPANISH BROADCASTING SYSTEM, INC.
                                  (Registrant)



November 24, 2000                 /s/ Joseph A. Garcia
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                                  Joseph A. Garcia
                                  Chief Financial Officer, Executive Vice
                                  President and Secretary






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